Virtus Growth & Income Fund,

a series of Virtus Equity Trust

Supplement dated June 10, 2013 to the Summary and

Statutory Prospectuses dated July 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

At a meeting held on June 5, 2013, the Board of Trustees of Virtus Growth & Income Fund (the “fund”) voted to replace the fund’s current subadviser with QS Investors, LLC (“QSI”).

Effective June 10, 2013, QSI is the subadviser to the fund. Accordingly, the prospectus is hereby amended by deleting all references to Euclid Advisors LLC as subadviser to the fund. Virtus Investment Advisers, Inc. will continue to serve as the fund’s investment adviser.

The fund’s principal investment strategies are being modified to reflect those employed by the portfolio management team at QSI. These changes to the fund’s current prospectuses are more fully described below and are effective on June 10, 2013.

The disclosure under “Principal Investment Strategies” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby replaced in its entirety with the following:

Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in equity securities, mainly common stocks. Although the fund may invest in companies of any size and from any country, it invests primarily in large U.S. companies. The subadviser may favor securities from different industries and companies at different times. At times, the fund’s assets may be invested in securities in relatively few industries or sectors.

The subadviser uses quantitative analysis to evaluate each company’s stock price relative to the company’s earnings, operating trends, market outlook and other measures of performance potential. The fund generally may invest in futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class to keep cash on hand to meet shareholder redemptions.

The following disclosure is hereby added under “Principal Risks” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus:

Derivatives Risk. The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract.

Foreign Investing Risk. The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by economic, political or other developments.

Sector Focused Investing Risk. The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

The disclosure under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus relating to the name of the subadviser is hereby replaced with the following: “The fund’s subadviser is QS Investors, LLC (“QSI”) (since June 2013).”

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the of the fund’s statutory prospectus is hereby replaced in its entirety with the following:

➢	Russell Shtern, CFA, Head of Equity Portfolio Management and Trading at QSI, is a co-manager of the fund. Mr. Shtern has served as a Portfolio Manager of the fund since June 2013.

➢	Robert Wang, Head of Portfolio Management and Trading at QSI, is a co-manager of the fund. Mr. Wang has served as a Portfolio Manager of the fund since June 2013.

The first two paragraphs of disclosure under “Principal Investment Strategies” on page 47 of the fund’s statutory prospectus are hereby replaced with the following:

Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in equity securities, mainly common stocks. Although the fund may invest in companies of any size and from any country, it invests primarily in large U.S. companies. The subadviser may favor securities from different industries and companies at different times. At times, the fund’s assets may be invested in securities in relatively few industries or sectors.

The subadviser uses quantitative analysis to evaluate each company’s stock price relative to the company’s earnings, operating trends, market outlook and other measures of performance potential. A stock will normally be sold when the subadviser believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on or within a given industry.

The fund generally may invest in futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class to keep cash on hand to meet shareholder redemptions.

Under “More Information About Risks Related to Principal Investment Strategies” on page 58 of the fund’s statutory prospectus, the column relating to the fund is hereby amended by inserting an “x” in the rows named “Small and Medium Market Capitalization Companies,” “Foreign Investing” and “Currency Rate,” thereby indicating that such risk disclosure applies to the fund. Additionally, rows entitled “Derivatives” and “Sector Focused Investing” are hereby added, also with an “x” to indicate that each applies to the fund. The following disclosure is added to this section:

Derivatives Risk

A fund may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser to comply with particular regulatory requirements.

Sector Focused Investing

The value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

Under “The Adviser” on page 62 of the fund’s statutory prospectus, the row in the table showing the fund’s subadviser is hereby amended to read as follows:

Virtus Growth & Income Fund	QS Investors, LLC (“QSI”)

Under “The Subadvisers” on page 65 of the fund’s statutory prospectus, the following description of QSI is hereby added:

QSI is located at 880 Third Avenue, 7th Floor, New York, NY 10022. QSI serves as subadviser to mutual funds and as investment adviser to institutions. As of March 31, 2013, QSI had $11 billion in assets under management.

The table under “Euclid” in the section “The Subadvisers” on page 65 of the fund’s statutory prospectus is hereby amended to remove the row relating to the fund.

Additionally, the following information is hereby added under “The Subadvisers” beginning on page 65 of the fund’s statutory prospectus.

QSI

Virtus Growth & Income Fund	Russell Shtern, CFA (since June 2013) Robert Wang (since June 2013)

Russell Shtern, CFA. Mr. Shtern is a Co-Portfolio Manager of Growth & Income Fund (since June 2013) and is jointly responsible for the day-to-day management of the fund’s portfolio. Mr. Shtern is Head of Equity Portfolio Management and Trading at QSI. Before joining QSI in 2010, he was a portfolio manager and trader’s assistant with Deutsche Asset Management for 11 years.

Robert Wang. Mr. Wang is a Co-Portfolio Manager of Growth & Income Fund (since June 2013) and is jointly responsible for the day-to-day management of the fund’s portfolio. Mr. Wang is Head of Portfolio Management and Trading at QSI. He joined QSI after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from its prospectuses dated July 31, 2012.

Investors should retain this supplement with the

Prospectuses for future reference.

VET 8019 G&I SA&Strat&PMChanges (6/2013)